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Exhibit 10-t







                                ADC TELECOMMUNICATIONS
                                 BUSINESS DEVELOPMENT
               MANAGEMENT INCENTIVE PLAN DOCUMENT - DIRECTORS AND ABOVE
                                   FISCAL YEAR 1998

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                                ADC TELECOMMUNICATIONS
                                 BUSINESS DEVELOPMENT
               MANAGEMENT INCENTIVE PLAN DOCUMENT - DIRECTORS AND ABOVE
                                   FISCAL YEAR 1998


I.  PLAN NAME AND EFFECTIVE DATE

The name of this Plan is the ADC Telecommunications, Inc. ("Company"), Business Development Management Incentive Plan - Directors and Above, Fiscal Year ("FY") 1998, effective November 1, 1997 through October 31, 1998.

II.  PURPOSE

The purpose of the Plan is to provide, with full regard to the protection of shareholder's investments, a direct financial incentive for eligible employees to perform an effective leadership role and make a significant contribution to the Company's established goals.

III.  ADMINISTRATION

This Plan is administered by a Management Incentive Plan Committee ("Committee") appointed and authorized by the Company's Board of Directors. Subject to the complete and full discretion of the Board of Directors, the Committee is authorized to make all decisions as required in administration of the Plan and to exercise its discretion to define, interpret, construe, apply and make any exceptions to the terms of the Plan.

IV.  ELIGIBILITY

The Committee establishes rules of eligibility for participation in the Plan and determines eligibility in accordance with those rules. For Fiscal Year 1998, eligibility applies to all employees in Grades 18 and above, plus any Grade 16 and 17 directors. Participation is effective as of the date approved by the Committee and is communicated to the participant by an incentive opportunity statement ("Participant Form") specifying the target incentive level for the position. No employee will become a participant in the Plan after May 1, 1998, unless the employee is already a participant in the Management Incentive Plan for Managers.

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V.  PLAN GOALS

The Plan reinforces the key financial goals which support ADC's long-term strategic plans. The FY 1998 goal categories and weights for Business Development participants are as follows:


                GOAL                                     WEIGHT
                ----                                     ------
*         Business Development EVA Improvement             50%
*         Corporate EVA Improvement                        30%
**        Individual Contribution                          20%
                                                         -----
          TOTAL                                           100%

* EVA Improvement is the dollar amount of planned year-over-year improvement in EVA. EVA Improvement goals are set for each of the next 3 years.

** The Individual Contribution goal measures your performance against pre-determined objectives. The objectives are to be documented on the attached "Individual Objective" form and require your Supervisor's and Division head's approval.

VI.  INCENTIVE PAYOUT OPPORTUNITIES

A. The payout opportunity for meeting the Individual Contribution goal is as follows:

                                                     PAYOUTS
                                    -------------------------------------------
          GOAL                         THRESHOLD      TARGET       MAXIMUM
          ----                         ---------      ------       -------
          Individual Contribution     0% of Target     100%     200% of Target

      Results between threshold-target and target-maximum are interpolated.

B. The payout opportunity for meeting the EVA Improvement goals are as follows:

          GOAL                         THRESHOLD      TARGET       MAXIMUM
          ----                         ---------      ------       -------
          EVA Improvement                N/A           100%          N/A
                                 (unlimited downside)         (unlimited upside)

     Incentive amounts are interpolated based on leverage (the slope of the line).

     There are no thresholds and maximums for the EVA Improvement goals. However, the specific incentive payout is a function of a bonus bank concept which is described in Section VII and Section VIII.

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VII.  BONUS BANK DEFINITION

As mentioned earlier, the Plan offers unlimited upside and downside rewards to participants for creating value. In order to ensure that EVA Improvements are sustainable over a multi-year period, a bonus bank is created whereby exceptional performance (above 200% of target) is credited to your account and poor performance (negative amounts below 0% of the target level) is deducted from your account.

The specific mechanics of the bonus bank are described below.

VIII.  HOW THE BONUS BANK WORKS

A. A bonus bank account is created when the EVA Improvement goal achievement is above 200% of target or below 0% of the target level.

B. Amounts achieved in excess of 200% of target are put into an EVA Improvement bonus bank. These amounts vest at a rate of 25% per year, beginning immediately, and then after 1 year, 2 years, and 3 years, respectively.

C. If EVA Improvement is less than 0% of the target level for the current Plan year, a negative amount is calculated and is handled as follows:

          1. If there is a positive current year bonus bank amount, the negative amount offsets it. After the negative has been applied, any positive vested amount is paid. If the bonus bank is negative at the end of the year, the negative amount is carried over to the next year.

          2. If no positive bank balances have been carried forward from prior year(s), the entire negative amount goes into the bonus bank and is carried forward into the next plan year. Then, in that next Plan year, if EVA Improvement is positive, the negative amount offsets amounts earned in that year in this manner and order:

               a) Up to 100% of target achieved: No reduction or offset. Amount is paid immediately.

               b) Between 100% and 200% of target. Offset applies before any payout occurs. The remaining amount, if any, is paid immediately.

               c)  Over 200% of target:  Offset applies before any amounts are
               banked and subject to vesting.   Any remaining amounts are
               subject to vesting schedule described above.

D. The bonus bank is a bookkeeping account and as such, amounts allocated to a participant's bonus bank earn no interest, are unfunded, and do not actually vest until they are paid out in in accordance with the Plan.

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IX.  MAXIMUM EVA IMPROVEMENT GOAL PAYOUT IN ANY PLAN YEAR

Notwithstanding the above, the maximum amount that may be paid in any one year to a participant due to the EVA Improvement goal, including amounts achieved for the current year and bonus bank amounts that vest in the current year, may not exceed 400% of the EVA Improvement target incentive amount.

X.  CURRENT PLAN YEAR PAYMENT

Payments which become due and payable under this Plan for the current Plan year include:

- The amount achieved for the Individual Contribution goal, PROVIDED 0% OF THE TARGET LEVEL FOR ONE OF THE EVA IMPROVEMENT GOALS ARE MET.

- Current year EVA Improvement goal achievement up to 200% of target (if there are no negative offsets).

-    Vested amount of EVA Improvement bonus bank account balance.

Payments which become due and payable under this Plan are made as soon as administratively feasible following the close of the Company's Fiscal Year.

XI.  CALCULATION OF INDIVIDUAL PAYMENTS AND BONUS BANK ACCOUNT BALANCES

A. The obligation to make payments under the Plan is determined by achievement of goals as determined by the Board of Directors.

B.  Calculations under this Plan are a function of:

          1. Target incentive opportunity - expressed as a percentage of an individual's FY 1998 earnings. The target % for each participant is designated on the "Participant Form."

          2.   Participant's 1998 Fiscal Year base salary earnings.

          3.   Performance against the established goals.

C.  Individual award calculations are shown by the following examples:

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Assume we have a Plan participant with the following facts:

--------------------------------------------------------------------------------
  Current Plan Year                1998
--------------------------------------------------------------------------------
  Grade                            17
--------------------------------------------------------------------------------
  Base Salary Earnings             $85,000
--------------------------------------------------------------------------------
  Target Incentive Opportunity     20% of base salary earnings or $17,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  GOAL                                       WEIGHT     TARGET INCENTIVE DOLLARS
  ----                                       ------     ------------------------
  Business Development EVA Improvement         50%              $8,500
  Corporate EVA Improvement                    30%              $5,100
  Individual Contribution                      20%              $3,400
                                                                ------
                                                               $17,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  GOAL ACHIEVEMENT (AS A % OF TARGET)
  -----------------------------------
  Business Development EVA Improvement    300%    x  $8,500    = $25,500*
  Corporate EVA Improvement               110%    x  $5,100    = $ 5,610*
  Individual Contribution                 100%    x  $3,400    = $ 3,400
--------------------------------------------------------------------------------

*EVA IMPROVEMENT INCENTIVE CALCULATIONS:

-    1st 200% of target Business Development EVA incentive = $17,000
          Adjustments:  None.  Pay immediately.

-    Above 200% of  Business Development EVA Improvement target = $8,500
          Adjustments: Put into bonus bank. 25% vests immediately; the rest at 25% per year.

-    Corporate EVA Improvement incentive = $5,610
          Adjustments:  None.  Pay immediately.

-    Final EVA incentive payout:
          $17,000 + $5,610 + ($8,500 x 25%) = 24,735

-    EVA bonus bank balance to carry over = 75% of $8,500 or $6,375:

           vests in 1999    =   $2,125
           vests in 2000    =   $2,125
           vests in 2001    =   $2,125
                                ------
                                $6,375

TOTAL CURRENT YEAR INCENTIVE PAYOUT: $24,735 (FINAL EVA PAYOUT) + $3,400 (INDIVIDUAL CONTRIBUTION) = $28,135.

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Assume the same Participant has the following facts the next year:


--------------------------------------------------------------------------------
  Current Plan Year                     1999
--------------------------------------------------------------------------------
  Grade                                 17
--------------------------------------------------------------------------------
  Base Salary Earnings                  $90,000
--------------------------------------------------------------------------------
  Target Incentive Opportunity          20% of base salary earnings or $18,000
--------------------------------------------------------------------------------
  EVA Bonus Bank                        $2,125 vests in 1999
--------------------------------------------------------------------------------
                                        $2,125 vests in 2000
--------------------------------------------------------------------------------
                                        $2,125 vests in 2001
--------------------------------------------------------------------------------
                                        $6,375 Total Bonus Bank
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  GOAL                                        WEIGHT    TARGET INCENTIVE DOLLARS
  Business Development EVA Improvement          50%             $9,000
  Corporate EVA Improvement                     30%             $5,400
  Individual Contribution                       20%             $3,600
                                                               -------
                                                               $18,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  GOAL ACHIEVEMENT (AS A % OF TARGET)
  -----------------------------------
  Business Development EVA Improvement    -50%     x    $9,000  =    $-4,500*
  Corporate EVA Improvement                110%    x    $5,400  =    $ 5,940*
  Individual Contribution                  100%    x    $3,600  =    $ 3,600
--------------------------------------------------------------------------------

  *EVA IMPROVEMENT INCENTIVE CALCULATIONS:

  -Corporate EVA incentive amount = $5,940
          Adjustments:  None.  Pay immediately.

  -Business Development EVA incentive amount:
          - -4,500 offsets positive bonus bank
          - Apply to amount due to vest in 1999 (current Plan year)

                     -4,500
                     2,125
                    -2,375 remaining negative accrual is carried forward to 2000

  -EVA bonus bank balance to carry over:

                2,125 due to vest in 2000
               -2,375 negative carry over from 1999
                 -250 beginning of year 2000 bank balance
                2,125 due to vest in 2001

TOTAL CURRENT YEAR INCENTIVE PAYOUT: $5,940 (CORPORATE EVA IMPROVEMENT) + $3,600 (INDIVIDUAL CONTRIBUTION) = $9,540.

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XII.  EFFECT OF CHANGE IN EMPLOYMENT STATUS

A. VOLUNTARY RESIGNATION AND RETIREMENT. A participant who voluntarily resigns full-time employment or retires prior to the end of the Fiscal Year receives no payment under the Plan for the current Plan year's performance or any EVA bonus bank account balances being carried over. The participant does not have any obligations with respect to any negative EVA bonus bank account balances remaining at the end of the Plan year.

B. CHANGE BASED UPON UNSATISFACTORY JOB PERFORMANCE. A participant who is involuntarily terminated or transferred to a position not eligible for this Plan for reasons of unsatisfactory job performance receives no payment under the Plan for the current Plan year's performance or any EVA bonus bank account balances being carried over from prior Plan year(s). The participant does not have any obligations with respect to any negative EVA bonus bank account balances remaining at the end of the Plan year.

C. CHANGE BASED UPON JOB ELIMINATION. Subject to the approval of the Committee, a participant who is involuntarily terminated or transferred to a position not eligible for this Plan or another Management Incentive Plan because of a job elimination may retain the right to a pro rata calculation under this Plan for the current year's performance, plus a pro rata portion of any EVA bonus bank balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year, provided at least three months was served in the eligible position. Rights to any unvested EVA bonus bank account balances at the end of the Plan year are forfeited. The participant does not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

D. CHANGE BASED UPON PROMOTION, DEMOTION, OR TRANSFER TO ANOTHER ELIGIBLE PLAN JOB. A current participant who is promoted, demoted, or transferred from an eligible position under this Plan to another eligible position under this Plan during the Fiscal Year has a pro rata calculation of the current year's performance awards based upon the time served in each position during the Fiscal Year, provided at least three months were served in each position. If a participant is in an eligible position for less than three months during the Fiscal Year, the payment calculation is based on the incentive level of the position served in the longest. Any positive or negative bonus bank accounts transfer with the individual in their entirety.

E. CHANGE IN JOBS WITHIN THE COMPANY BUT NOT ELIGIBLE FOR THIS PLAN. A participant who changes jobs within the Company but is not eligible for this Plan, retains the right to a pro rata payout under this Plan for the current year's performance, plus a pro rata portion of any EVA bonus balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year, provided at least three months was served in the eligible position. Rights to any unvested EVA bonus bank account balances at the end of the Plan year are forfeited. The participant does not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

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F.  DEATH.  If a participant dies during the Fiscal Year, the participant's heirs as determined by will or applicable laws of descent and distribution will have a pro rata calculation of the current year's performance, plus a pro rata portion of any EVA bonus bank balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year. Rights to any unvested EVA bonus bank account balances at the end of the current Plan year are forfeited. The participant's heirs do not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

XIII.  COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986

If a current Plan year payout causes the participant's total cash compensation to exceed one million dollars in the Fiscal Year, the participant must defer the portion that exceeds the one million dollars in the ADC Telecommunications Deferred Compensation Plan.

XIV.  AMENDMENT OR TERMINATION OF PLAN

The Board of Directors reserves and retains the right to modify, rescind or terminate this plan in whole or in part, at its sole discretion, and nothing in this Plan limits this right in any way or creates any rights in any employee of future participation in this Plan or any other plan, or constitutes any guarantee of compensation or employment with ADC. Further, neither the Board of Directors nor the Company has any obligation under this Plan or otherwise to adopt this or any other plan in any future fiscal year.